                                                                     Exhibit 4.1


                                  COMMON STOCK

NUMBER                                                                    SHARES

                                 ISLANDS BANCORP

           INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA

                                CUSIP 464583 10 3

                       SEE REVERSE FOR CERTAIN DEFINITIONS


This Certifies that




is the owner of

         FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF ISLANDS BANCORP transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ EDWARD J. MCNEIL            (ISLANDS BANCORP          /s/ WILLIAM B. GOSSETT
                                 CORPORATE SEAL)


SECRETARY                                                 PRESIDENT

                                 ISLANDS BANCORP

This corporation is authorized to issue more than one class of stock each of which has certain preferences, powers, qualifications and rights. Upon written request and without charge, the corporation will provide to a holder of its stock, a copy of such preferences, powers, qualifications and rights.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -       Custodian
                                                        ------------------------
                                                        (Cust)           (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right                    Act
                                                           ---------------------
         of survivorship and not as                                 (State)
         tenants in common


     Additional abbreviations may also be used though not in the above list.


For value received,                     hereby sells, assigns and transfers unto
                   --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares represented by the within Certificate, and does hereby irrevocably constitute and appoint
                      ----------------------------------------------------------
--------------------------------------------------------------------------------
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated:
      -----------------------------



                                   Signature:
                                             -----------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alternation or enlargement or any change whatever.